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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-KA, into Flores & Rucks, Inc.'s previously filed Registration Statements on Form S-8 (File Nos. 33-89516, 33-94704, and 33-97154).



                                       Original Signed by Arthur Andersen LLP
                                       --------------------------------------
                                                ARTHUR ANDERSEN LLP


New Orleans, Louisiana
May 6, 1997